UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

1301 McKinney Street, Houston, Texas  77010

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 14, 2026, NRG Energy, Inc. (“NRG”) issued a press release announcing its concurrent offerings of (1) senior secured first lien notes due 2031 (the “Secured Notes” and such offering, the “Secured Notes Offering”) and (2) senior unsecured notes consisting of (i) senior unsecured notes due 2034 (the “2034 Notes”) and (ii) senior unsecured notes due 2036 (the “2036 Notes” and collectively with the 2034 Notes and the Secured Notes, the “Notes” and such offering of the 2034 Notes and the 2036 Notes, the “Unsecured Notes Offering” and together with the Secured Notes Offering, the “Offerings”). A copy of the press release announcing the offering of the Notes is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On April 14, 2026, NRG issued a press release announcing the pricing of the Notes, consisting of (i) $500 million aggregate principal amount of 4.955% Secured Notes, (ii) $1,050 million aggregate principal amount of 5.875% 2034 Notes and (iii) $1,050 million aggregate principal amount of 6.125% 2036 Notes. A copy of the press release announcing the pricing of the Notes is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Further, on April 14, 2026, NRG issued a press release announcing that its wholly-owned subsidiary, Lightning Power, LLC (“Lightning”), has commenced a cash tender offer to purchase (the “Tender Offer”) any and all of Lightning’s 7.250% senior secured notes due 2032 (the “Lightning 2032 Notes”), of which $1,500 million aggregate principal amount is currently outstanding. In conjunction with the Tender Offer, Lightning is soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Lightning 2032 Notes to (1) eliminate substantially all of the restrictive covenants and certain affirmative covenants and events of default and related provisions therein and (2) release all of the guarantees of and the collateral securing the Lightning 2032 Notes. A copy of the press release announcing the Tender Offer and the Consent Solicitation is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 14, 2026, announcing the launch of the Notes.

99.2	Press Release, dated April 14, 2026, announcing the pricing of the Notes.

99.3	Press Release, dated April 14, 2026, announcing the Tender Offer and Consent Solicitation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the IXBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2026	NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary